Exhibit 10.3
Execution Version

FIRST AMENDMENT

TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
December 11, 2024
among
GENESIS ENERGY, L.P.,
as the Borrower,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A.,
as Syndication Agent

and

The Lenders Party Hereto

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 11, 2024 (this “First Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.
RECITALS
A.    The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Seventh Amended and Restated Credit Agreement, dated as of July 19, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower; and
B.    The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this First Amendment refer to articles, schedules, exhibits and sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement. As of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)The first paragraph of the definition of “Adjusted Consolidated EBITDA” is hereby amended and restated in its entirety as follows:
““Adjusted Consolidated EBITDA” means, for any period, Consolidated EBITDA determined on a Pro Forma Basis; provided that (a) cash distributions received by the Borrower and the Restricted Subsidiaries from the Unrestricted Joint Ventures shall not account for more than 25% of Adjusted Consolidated EBITDA (as such Adjusted Consolidated EBITDA is calculated from time to time without giving effect to cash distributions from Unrestricted Joint Ventures), and any excess shall be deemed to not be Adjusted Consolidated EBITDA; (b) for
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any Material Project with a Commencement Date occurring on or prior to the date of determination, Adjusted Consolidated EBITDA may include, at the Borrower’s option, the Material Project EBITDA Adjustments for such Material Project for such period determined as specified below; and (c) Adjusted Consolidated EBITDA for the Test Period ending December 31, 2024 and for the three Test Periods ending immediately after such Test Period shall be increased by up to $4,000,000 as an adjustment for upfront costs incurred in connection with certain cost cutting measures taken with respect to the soda ash business of the Borrower and its Restricted Subsidiaries.”
(b)Section 6.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    Leverage Ratio. The Borrower will not permit its Consolidated Leverage Ratio to be in excess of (i) 5.50 to 1.00 as of the last day of the Test Period ending on September 30, 2024, (ii) 5.75 to 1.00 as of the last day of the Test Periods ending on December 31, 2024 through September 30, 2025 and (iii) 5.50 to 1.00 as of the last day of any Test Period ending thereafter.”
(c)Section 6.14(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c)    Minimum Interest Coverage. Prior to the Investment Grade Date, the Borrower will not permit its Consolidated Interest Coverage Ratio to be less than (i) 2.40 to 1.00 as of the last day of the Test Period ending on September 30, 2024, (ii) 2.00 to 1.00 as of the last day of the Test Periods ending on December 31, 2024 through December 31, 2025, (iii) 2.25 to 1.00 as of the last day of the Test Periods ending on March 31, 2026 through December 31, 2026 and (iv) 2.50 to 1.00 as of the last day of any Test Period ending thereafter.”
(d)Exhibit I to the Credit Agreement is hereby amended and restated in its entirety as attached hereto.
Section 3.Conditions to Effectiveness. This First Amendment shall not become effective until the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):
(a)The Administrative Agent shall have received from the Required Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment.
(b)The Administrative Agent shall have received a reaffirmation agreement, in form and substance satisfactory to the Administrative Agent, executed and delivered by each of the Borrower Parties with respect to its obligations and the Liens granted by it under the Security Documents.
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(c)The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including (to the extent invoiced) reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
(d)At the time of and after giving effect to this First Amendment, (A) all of the representations and warranties of each Borrower Party contained in each Loan Document to which it is a party shall be true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects) and (B) no Default or Event of Default shall have occurred and be continuing.
(e)The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.Miscellaneous.
(a)Confirmation. The provisions of the Loan Documents, as amended by this First Amendment, shall remain in full force and effect in accordance with their terms as amended hereby following the effectiveness of this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
(b)Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations hereunder or thereunder. The Borrower hereby (i) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (ii) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (iii) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (iv) represents and warrants to the Lenders that: (A) as of the date hereof, after giving effect to the terms of this First Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by
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materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (B) as of the date hereof, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.
(c)Loan Document. This First Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
(d)Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(e)NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
(f)GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g)THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS FIRST AMENDMENT.
[Remainder of page intentionally left blank]
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

BORROWER: GENESIS ENERGY, L.P.

By: GENESIS ENERGY, LLC, its general partner

By: /s/ Kristen O. Jesulaitis
Name: Kristen O. Jesulaitis
Title: Chief Financial Officer and Chief Legal Officer

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By: /s/ Emily Board
Name: Emily Board
Title: Vice President
[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

Bank of America, N.A., as a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

BNP PARIBAS, as a Lender

By: /s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

By: /s/ Andrey Pimenov
Name: Andrey Pimenov
Title: Vice President

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

Capital One, National Association, as a Lender

By: /s/ David Garza
Name: David Garza
Title: Senior Manager

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

The Bank of Nova Scotia, Houston Branch, as a Lender

By: /s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ Alkesh Nanavaty
Name: Alkesh Nanavaty
Title: Executive Director

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

REGIONS BANK, as a Lender

By: /s/ David Valentine
Name: David Valentine
Title: Managing Director

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Johnathan H. Lee
Name: Johnathan H. Lee
Title: Managing Director

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

Citibank, N.A., as a Lender

By: /s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

CADENCE BANK, as a Lender

By: /s/ Michael Magee, Jr.
Name: Michael Magee, Jr.
Title: SVP

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

Trustmark National Bank, as a Lender

By: /s/ Jeff Deutsch
Name: Jeff Deutsch
Title: SVP

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

Comerica Bank, as a Lender

By: /s/ Britney P. Moore
Name: Britney P. Moore
Title: Vice President

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

Truist Bank, as a Lender

By: /s/ FARHAN IQBAL
Name: FARHAN IQBAL
Title: Director

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By: /s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

PNC BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Danielle Bernicky
Name: Danielle Bernicky
Title: Officer

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

First-Citizens Bank & Trust Company, as a Lender

By: /s/ John Feeley
Name: John Feeley
Title: Managing Director

[Signature Page -- First Amendment to Seventh Amended and
Restated Credit Agreement]

EXHIBIT I

FORM OF COMPLIANCE CERTIFICATE1

Financial Statement Date: _____________, 20____

To:    Wells Fargo Bank, National Association, as Administrative Agent
To the addressees set forth above:
Reference is made to the Seventh Amended and Restated Credit Agreement, dated as of July 19, 2024 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Genesis Energy, L.P., as borrower (the “Borrower”), Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
The undersigned Financial Officer hearby certifies as of the date hereof that he/she is the _____________________________________ of the General Partner, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraphs 1 and 2 for fiscal year-end financial statements]
1.    The Borrower has delivered the year-end audited financial statements required by Section 5.01(a)(i) of the Credit Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
2.    The Borrower has delivered a schedule reflecting the year-end unaudited financial statements required by Section 5.01(a)(ii) of the Credit Agreement for the fiscal year of all Unrestricted Subsidiaries ended as of the above date.
[Use following paragraphs 1 and 2 for fiscal quarter-end financial statements]
1.    The Borrower has delivered the unaudited financial statements required by Section 5.01(b)(i) of the Credit Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
1 The financial statement certifications certified herein are intended to be reflective of the certifications required under Section 5.01(a) and 5.01(b) of the Credit Agreement.  The financial covenant calculations included herein are intended to reflect the components of the financial covenants set forth in Section 6.14 of the Credit Agreement. In the event of any conflict or inconsistency between the applicable terms and conditions of the Credit Agreement, on the one hand, and the financial statement certifications and/or financial covenant calculations reflected in this Exhibit I, on the other hand, the terms and conditions of the Credit Agreement shall control.

2.    The Borrower has delivered a schedule reflecting the unaudited financial statements required by Section 5.01(b)(ii) of the Credit Agreement for the fiscal quarter of all the Unrestricted Subsidiaries ended as of the above date.
3.    The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.
4.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its obligations under the Loan Documents, and
[select one:]
[during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
5.    The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.
6.    [No change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 of the Credit Agreement.]
--or--
    [The following changes in GAAP or in the application thereof have occurred since the date of the audited financial statements referred to in Section 3.04 of the Credit Agreement and such changes have had the following effects on the financial statements accompanying this Compliance Certificate:]

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of _____________________, 20___.
                        GENESIS ENERGY, L.P.
By: GENESIS ENERGY, LLC, its general partner

    By:
        Name:
        Title:

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)
I.    Interest Coverage Ratio.
A.    Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the date hereof:    $
B.    Consolidated Interest Expense for such period:    $
C.    Consolidated Interest Coverage Ratio (Line I.A / Line I.B):          to 1.00
Minimum required:

Minimum Interest Coverage Ratio
As of the last day of the Test Period ending on September 30, 2024	2.40 to 1.00
As of the last day of any Test Period ending on December 31, 2024 through December 31, 2025	2.00 to 1.00
As of the last day of any Test Period ending on March 31, 2026 through December 31, 2026	2.25 to 1.00
As of the last day of any Test Period ending thereafter	2.50 to 1.00

II.    Leverage Ratios.
        Consolidated Leverage Ratio
A.    Consolidated Total Funded Debt2 on such determination date:        $___________
B.    Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the date hereof:    $
C.    Consolidated Leverage Ratio (Line II.A / Line II.B):         to 1.00
Maximum permitted:

Maximum Consolidated Leverage Ratio
As of the last day of the Test Period ending on September 30, 2024	5.50 to 1.00
As of the last day of any Test Period ending on December 31, 2024 through September 30, 2025	5.75 to 1.00
As of the last day of any Test Period ending thereafter	5.50 to 1.00

        Consolidated Senior Secured Leverage Ratio
A.    Consolidated Total Senior Secured Funded Debt3 on such determination date:            $___________
B.    Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the date hereof:    $
C.    Consolidated Senior Secured Leverage Ratio (Line II.A / Line II.B):                         to 1.00
Maximum permitted:

Maximum Consolidated Senior Secured Leverage Ratio
As of the last day of any Test Period	2.50 to 1.00

2 For the purpose of calculating Consolidated Leverage Ratio, Consolidated Total Funded Debt will be calculated without including any Indebtedness incurred under and permitted by Section 6.01(A)(n).
3 Solely for the purposes of Section 6.14(b), Consolidated Total Senior Secured Funded Debt will be calculated without including any Indebtedness incurred under and permitted by Section 6.01(A)(n).

III.    EBITDA for Pricing.

Adjusted Consolidated EBITDA for purposes of determining Applicable
Margin4 (see Preliminary Adjusted Consolidated EBITDA on Schedule 2):    $
4 Solely for the purpose of determining the Applicable Margin, Adjusted Consolidated EBITDA, as used in calculating Consolidated Leverage Ratio, will be calculated without giving effect to the limitation on cash distributions received by the Borrower and the Restricted Subsidiaries from Joint Ventures consummated after the Effective Date, as set forth in clause (a) of the first proviso set forth in the definition of Adjusted Consolidated EBITDA.

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

		Quarter	Quarter	Quarter	Quarter	Four Fiscal Quarter Period
		Ended	Ended	Ended	Ended	Ended
	Consolidated Net Income of the Borrower and its Subsidiaries [5]	-	-	-	-	-
+	Interest Expense	-	-	-	-	-
+	Federal, state, local income and foreign withholding taxes	-	-	-	-	-
+	Depreciation, depletion and amortization expense	-	-	-	-	-
+	Deferred or non-cash equity compensation or stock option or similar compensation expense
-	Actual cash payments made with respect to deferred compensation
+	Cash received by the Borrower or any Restricted Subsidiary pursuant to any Direct Financing Lease
+	Transaction Costs[6]	-	-	-	-	-
+	Specified Dispute Costs
=	Consolidated EBITDA before cash distributions
5 Determined without giving effect to (without duplication): (a) any extraordinary income or gains, (b) any interest income, (c) any non-cash income (excluding items which represent the reversal of a non-cash charge referred to in clause (e) below of this definition), (d) any extraordinary losses, (e) any non-cash charges or losses (except to the extent that any such non-cash charge or loss would require an anticipated cash payment (or a reserve for an anticipated cash payment) in any future period), including any non-cash expenses relating to impairments and similar write-offs and stock appreciation rights, (f) any gains or losses from sales of assets other than inventory sold in the ordinary course of business, (g) income or losses attributable to Unrestricted Subsidiaries, Joint Ventures, any Person accounted for by the Borrower by the equity method of accounting, or any other Person that is not a Subsidiary or (h) income or losses attributable to Direct Financing Leases.
6 Transaction Costs to be added back during the term of the Credit Agreement under this line item shall not exceed 15% of Adjusted Consolidated EBITDA for any applicable period.

+	Cash distributions from Unrestricted Subsidiaries[7]
+	Cash distributions from Joint Ventures or the Equity Interests of other Persons
=	Consolidated EBITDA
+	Pro Forma Adjustments (other than Non-Historical Pro Forma Adjustments and Material Project EBITDA Adjustments)
+	Non-Historical Pro Forma Adjustments, as applicable
+	Material Project EBITDA Adjustments, as applicable
=	(Preliminary) Adjusted Consolidated EBITDA
-	Cash distributions from Unrestricted Joint Ventures in excess of 25% of (Preliminary) Adjusted Consolidated EBITDA [8]
=	Adjusted Consolidated EBITDA	-	-	-	-	-

7 Including loan payments under the NEJD Intercompany Note.
8 Cash distributions received by the Borrower and the Restricted Subsidiaries from all Unrestricted Joint Ventures shall not account for more than 25% of Adjusted Consolidated EBITDA (as such Adjusted Consolidated EBITDA is calculated from time to time without giving effect to cash distributions from Unrestricted Joint Ventures), and any excess shall be deemed to not be Adjusted Consolidated EBITDA.